                                                                    EXHIBIT 99.1


                                  PRESS RELEASE
--------------------------------------------------------------------------------




FOR IMMEDIATE RELEASE                 CONTACT:  W. Michael Smith
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (972) 301-2450
                                                www.minorplanetusa.com



MINORPLANET SYSTEMS USA, INC. ANNOUNCES FISCAL 2003 SECOND QUARTER FINANCIAL RESULTS

RICHARDSON, TEXAS, APRIL 14, 2003 - Minorplanet Systems USA, Inc. (NASDAQ:
MNPL), a leading provider of telematics-based management solutions for commercial fleets, today reported financial results for the second quarter and six months of fiscal 2003 ended Feb. 28, 2003.

Total revenues were $12.0 million for the second quarter of fiscal 2003, compared with total revenues of $16.1 million for the second quarter of fiscal 2002 ended Feb. 28, 2002. The company reported a net loss of $4.4 million ($0.09 loss per share) for the 2003 second quarter, compared with a net loss of $8.3 million ($0.17 loss per share) for the 2002 second quarter, including a non-recurring inventory write-down of $4.7 million ($0.10 per share).

For the first six months of fiscal 2003, total revenues were $25.7 million, compared with total revenues of $34.6 million for the 2002 six months. The company reported a net loss of $8.9 million ($0.18 loss per share) for the fiscal 2003 six months, compared with a net loss of $11.4 million ($0.24 loss per share) for the comparable period a year ago, including the $4.7 million ($0.10 per share) inventory write-down.

"VMI(TM) (Vehicle Management Information(TM)) sales in the second quarter of 2003 resulted in $2.0 million in deferred product revenues that will be recognized in future periods," said W. Michael Smith, executive vice president and chief financial officer. "As of Feb. 28, 2003, the company had a total of $7.0 million in deferred product revenues from VMI that will be recognized in future periods."

FISCAL 2003 SECOND QUARTER OPERATING HIGHLIGHTS

-- SBC Communications, Inc. signed a one-year extension through Jan. 30, 2004 of its agreement for Minorplanet Systems USA to provide mobile location and communication services to about 34,500 service vehicles operated by SBC companies across the nation.

-- The company completed its largest VMI installation to date, installing units in 550 vehicles for Trinity Waste Services, a Fort Worth-based solid waste collection and disposal company.

-- Minorplanet Systems USA has cumulatively sold and installed a total of about 5,900 VMI units through February 2003, including 1,450 units during the 2003 second quarter.

-- The company's gross margin once again improved, increasing by 3.3 percentage points to 43.2 percent in the 2003 second quarter, compared with 39.9 percent in the 2002 second quarter, excluding the $4.7 million inventory write-down. The gross margin strengthened primarily due to higher ratable product margin associated with VMI product sales and lower warranty costs associated with units installed in SBC vehicles.

-- The company signed its second wireless agent agreement for GSM services with T-Mobile, one of the nation's largest wireless carriers. Under the agreement, Minorplanet's VMI customers will contract directly with T-Mobile for any wireless GSM services.

-- Operating expenses, excluding sales and marketing costs associated with VMI, were about one-fourth lower than the year-ago period as management continues to tightly control overhead costs in all other operating areas of the company. Sales and marketing costs for the second quarter were up $1.4 million from the comparable period a year ago as the company continued to expand market operations.

ABOUT MINORPLANET SYSTEMS USA, INC.

Minorplanet Systems USA, Inc. (minorplanetusa.com) markets, sells and supports Vehicle Management Information(TM) (VMI(TM)), a state-of-the-art fleet management solution that contributes to higher customer revenues and improved operator efficiency. VMI combines the technologies of the global positioning system (GPS) and wireless vehicle telematics to monitor vehicles, minute by minute. The company also markets, sells and supports a customized, GPS-based fleet management solution for large fleets like SBC Communications, Inc., which has approximately 34,500 installed vehicles now in operation.

Headquartered in Richardson, Texas, Minorplanet currently markets its VMI fleet management technology in the Dallas/Fort Worth, Houston, Atlanta, Los Angeles and Austin, Texas, markets, with plans for expanding into other metro markets in the future.

LEGAL NOTICE TO INVESTORS: Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the company "expects," "believes," "anticipates" or words of similar import. Similarly, statements that describe the company's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements generally involve known and unknown risks, uncertainties and other facts, which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: acceptance of new product offerings; ability to achieve sales projections, ability to achieve and maintain margins during periods of rapid expansion; availability of capital to fund expansion; market conditions; general economic and business conditions; business abilities and judgment of management and personnel; changes in business strategy and competition. For a listing of risks applicable to the future prospects of the company, please refer to the reports filed with the SEC, such as recent 10-K and 10-Q Reports.

"Minorplanet" is a federally registered trademark and service mark of Minorplanet Limited. "Vehicle Management Information," "VMI", "Minorplanet Systems USA", and orb logotype are trademarks and service marks of Minorplanet Limited.



                                                                       (MNPL299)


                              - TABLES TO FOLLOW -

                 MINORPLANET SYSTEMS USA, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (in thousands)



                                     ASSETS

                                                          February 28,      August 31,
                                                             2003             2002
                                                         -------------    -------------
Current assets:
  Cash and cash equivalents                              $       9,866    $      10,413
  Short-term investments                                           500            7,677
  Accounts receivable, net                                       5,878            7,699
  Inventories                                                    2,715            1,581
  Deferred product costs - current portion                       3,595            6,149
  Other current assets                                           1,406            2,779
                                                         -------------    -------------
     Total current assets                                       23,960           36,298
Network, equipment and software, net                             5,137            6,425
Deferred product costs - non-current portion                     2,052            1,496
License rights, net                                             34,792           36,100
Other assets, net                                                1,645            1,084
                                                         -------------    -------------
     Total assets                                        $      67,586    $      81,403
                                                         =============    =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                       $       3,157    $       2,875
  Telecommunications costs payable                               2,373            3,268
  Accrued interest payable                                         903              903
  Deferred product revenues - current portion                    5,259            8,054
  Deferred service revenues - current portion                    2,155            6,872
  Other current liabilities                                      6,141            5,989
                                                         -------------    -------------
     Total current liabilities                                  19,988           27,961
Deferred product revenues - non-current portion                  4,900            2,791
Senior notes and other notes payable                            14,314           14,254
Other non-current liabilities                                    1,843              979
                                                         -------------    -------------
     Total liabilities                                          41,045           45,985
                                                         -------------    -------------

Stockholders' equity:
  Common Stock                                                     484              484
  Preferred Stock - Series E                                      --               --
  Additional paid-in capital                                   218,509          218,509
  Accumulated deficit                                         (191,890)        (183,013)
  Treasury stock                                                  (562)            (562)
                                                         -------------    -------------
     Total stockholders' equity                                 26,541           35,418
                                                         -------------    -------------
     Total liabilities and stockholders' equity          $      67,586    $      81,403
                                                         =============    =============

                 MINORPLANET SYSTEMS USA, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                        (in thousands, except per share)


                                                                  Three months ended              Six months ended
                                                                     February 28,                   February 28,
                                                            ----------------------------    ----------------------------
                                                               2003             2002            2003            2002
                                                            ------------    ------------    ------------    ------------
Revenues:
  Product                                                   $        563    $      2,526    $      1,177    $      7,794
  Ratable product                                                  2,672           2,523           5,349           4,304
  Service                                                          8,810          11,043          19,147          22,518
                                                            ------------    ------------    ------------    ------------
     Total revenues                                               12,045          16,092          25,673          34,616
                                                            ------------    ------------    ------------    ------------
Cost of revenues:
  Product                                                            431           2,184           1,078           6,132
  Ratable product                                                  1,929           2,135           3,893           3,611
  Service                                                          4,485           5,353           9,908          11,825
  Inventory write-down to net realizable value                      --             4,693            --             4,693
                                                            ------------    ------------    ------------    ------------
    Total cost of revenues                                         6,845          14,365          14,879          26,261
                                                            ------------    ------------    ------------    ------------

Gross profit                                                       5,200           1,727          10,794           8,355
                                                            ------------    ------------    ------------    ------------

Expenses:
  General and administrative                                       2,534           3,071           5,037           6,095
  Customer service                                                 1,045           1,331           1,985           2,888
  Sales and marketing                                              3,612           2,226           7,792           3,496
  Engineering                                                        438             591             903           1,464
  Network services center                                           --               434            --               885
  Depreciation and amortization                                    1,451           1,894           2,913           3,967
                                                            ------------    ------------    ------------    ------------
                                                                   9,080           9,547          18,630          18,795
                                                            ------------    ------------    ------------    ------------

    Operating loss                                                (3,880)         (7,820)         (7,836)        (10,440)

Interest income                                                      130              68             254             136
Interest expense                                                    (529)           (525)         (1,059)         (1,063)
Other expense                                                       (125)           --              (236)           --
                                                            ------------    ------------    ------------    ------------
    Loss before income taxes                                      (4,404)         (8,277)         (8,877)        (11,367)
Income tax provision                                                --              --              --              --
                                                            ------------    ------------    ------------    ------------
Net loss                                                    $     (4,404)   $     (8,277)   $     (8,877)   $    (11,367)
                                                            ============    ============    ============    ============

Basic and diluted loss per share:
                                                            ------------    ------------    ------------    ------------
  Net loss per share                                        $      (0.09)   $      (0.17)   $      (0.18)   $      (0.24)
                                                            ============    ============    ============    ============

Weighted average number of shares outstanding:
   Basic and diluted                                              48,349          48,047          48,349          48,050
                                                            ============    ============    ============    ============

Supplemental Information:

EBITDA:
  Operating loss                                            $     (3,880)   $     (7,820)   $     (7,836)   $    (10,440)
  Depreciation and amortization                                    1,451           1,894           2,913           3,967
  Other expense                                                     (125)           --              (236)           --
                                                            ------------    ------------    ------------    ------------
  EBITDA                                                    $     (2,554)   $     (5,926)   $     (5,159)   $     (6,473)
                                                            ============    ============    ============    ============

  Service vehicle units - beginning of period                     40,636          39,131          40,682          37,439
  Net additions (deactivations)                                     (426)          1,309            (472)          3,001
                                                            ------------    ------------    ------------    ------------
  Service vehicle units - end of period                           40,210          40,440          40,210          40,440
                                                            ============    ============    ============    ============

  Network services subscriber units - beginning of period         24,004          31,249          27,218          31,738
  Net deactivations                                               (3,743)           (828)         (6,957)         (1,317)
                                                            ------------    ------------    ------------    ------------
  Network services subscriber units - end of period               20,261          30,421          20,261          30,421
                                                            ============    ============    ============    ============